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EXHIBIT 12.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

        I, Rafael Miranda Robredo, certify that:

        1.     I have reviewed this annual report on Form 20-F of Endesa, S.A.;

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Endesa, S.A. as of, and for, the periods presented in this report;

        4.     Endesa, S.A.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Endesa, S.A. and have:

          (a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Endesa, S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)   [Reserved]

          (c)   Evaluated the effectiveness of Endesa, S.A.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d)   Disclosed in this report any change in Endesa, S.A.'s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Endesa, S.A.'s internal control over financial reporting; and

        5.     Endesa, S.A.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Endesa, S.A.'s auditors and the audit committee of Endesa, S.A.'s Board of Directors (or persons performing the equivalent functions):

          (a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Endesa, S.A.'s ability to record, process, summarize and report financial information; and

          (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in Endesa, S.A.'s internal control over financial reporting.

        Date: June 30, 2004

By:	/s/ Rafael Miranda Robredo
	Name:	Rafael Miranda Robredo
	Title:	Chief Executive Officer

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CHIEF EXECUTIVE OFFICER CERTIFICATION